EXHIBIT 32
CERTIFICATION
In connection with the Quarterly Report of Ryder System, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert E. Sanchez, President and Chief Executive Officer of the Company, and Scott T. Parker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Sanchez
Robert E. Sanchez President and Chief Executive Officer
July 30, 2020

/s/ Scott T. Parker
Scott T. Parker Executive Vice President and Chief Financial Officer
July 30, 2020